Subsequent Event	6 Months Ended
Jun. 30, 2019
Subsequent Events [Abstract]
Subsequent Events [Text Block]
NOTE 8 – Subsequent Event

On July 3, 2019, the Company sold to certain institutional investors, accredited investors and an existing shareholder, RPC Pharma Ltd., an affiliated entity of Dr. Ray Prudo, the Company’s Chairman, an aggregate 2,368,392 ADSs in a registered direct offering at $1.90 per ADS, resulting in gross proceeds of approximately $4.5 million. In addition, the Company
issued to the investors unregistered warrants to purchase
an aggregate of
1,184,213 ADSs in a private placement. The warrants are immediately exercisable and will expire five years from issuance at an exercise price of $3.00 per ADS, subject to adjustment as set forth therein. The warrants may be exercised on a cashless basis if six months after issuance there is no effective registration statement registering the ADSs underlying the warrants. T he Company
paid an aggregate of $337,496 in placement agent fees and expenses and issued unregistered placement agent warrants to purchase an aggregate of 177,629 ADS on the same terms as the warrants, except that the placement agent warrants are exercisable at $2.85 per ADS, and expire on June 28, 2024.

In addition, in August 2019, the Company sold to Aspire Capital 153,333,300 Ordinary Shares of the Company for gross proceeds of approximately $3,452,000 under the Purchase Agreement.